UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

CHINA HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33804	61-1533071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(302)-295-4832

(Registrant’s telephone number, including area code)

33 Riverside Avenue, 5th Floor

Westport, CT 06880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

Effective December 18, 2008, China Holdings Acquisition Corp. (the “Company”) relocated its executive offices from 33 Riverside Avenue, Westport, Connecticut to 1000 N. West Street, Suite 1200, Wilmington, DE 19801. The monthly lease expense is less than $500.00 per month with a minimum term of six months. The Company’s new telephone number is 302-295-4832.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOLDINGS ACQUISITION CORP.

Date: December 22, 2008	By:	/s/ Paul K. Kelly
	Name:	Paul K. Kelly
	Title:	Chief Executive Officer and Chairman